UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
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the Securities Exchange Act of 1934

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DYNATRONICS CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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i

DYNATRONICS CORPORATION
7030 Park Centre Drive
Cottonwood Heights, Utah 84121
(801) 568-7000

October 27, 2015

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Dynatronics Corporation that will be held on Wednesday, December 16, 2015 at 3:00 p.m., at our corporate headquarters located at 7030 Park Centre Drive, Cottonwood Heights, Utah.

Details of the business to be conducted at the meeting are contained in the accompanying Notice of Annual Meeting and the Proxy Statement.

We are using the Internet as our primary means of furnishing proxy materials to shareholders. Consequently, most shareholders will not receive paper copies of our proxy materials. We will instead send these shareholders a notice with instructions for accessing the proxy materials and voting via the Internet. The notice also provides information on how shareholders may obtain paper copies of our proxy materials if they so choose.

Whether or not you plan to attend the annual meeting, please vote as soon as possible. Every vote is important. As an alternative to voting in person at the annual meeting, you may vote via the Internet, by telephone or, if you receive a paper proxy card in the mail, by mailing the completed proxy card. Voting by any of these methods will ensure your vote is represented at the annual meeting.

We look forward to seeing you at the annual meeting.

Sincerely yours,

/s/ Kelvyn H. Cullimore, Jr.
Kelvyn H. Cullimore, Jr.
Chairman, President and CEO

Cottonwood Heights, Utah

YOUR VOTE IS IMPORTANT

In order to ensure your representation at the annual meeting, you may submit your proxy and voting instructions via the Internet or by telephone, or, if you receive a paper proxy card and voting instructions by mail, you may vote your shares by completing, signing and dating the proxy card as promptly as possible and returning it in the enclosed envelope (to which no postage need be affixed if mailed in the United States). Please refer to the section entitled “Voting via the Internet, by Telephone or by Mail” on page 2 of the Proxy Statement for a description of these voting methods. If your shares are held by a bank, brokerage firm or other holder of record (your record holder) and you have not given your record holder instructions to do so, your record holder will NOT be able to vote your shares with respect to any matter other than ratification of the appointment of Dynatronics’ independent registered public accounting firm. We strongly encourage you to vote.

DYNATRONICS CORPORATION

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held December 16, 2015

TO OUR SHAREHOLDERS:

The Annual Meeting of Shareholders of Dynatronics Corporation, a Utah corporation (“Dynatronics” or “Company”), will be held at our corporate headquarters located at 7030 Park Centre Drive, Cottonwood Heights, Utah, on Wednesday, December 16, 2015, at 3:00 p.m. Mountain Time for the following purposes, all as more fully described in the accompanying Proxy Statement:

1.	To elect four directors to hold office until the next annual meeting of the Company’s shareholders or until their respective successors have been elected or appointed and qualified (“Proposal No. 1”);

2.	To ratify on an advisory basis the appointment of Mantyla McReynolds LLC as our independent registered public accounting firm for the fiscal year ending June 30, 2016 (“Proposal No. 2”); and

3.	To transact such other business that properly comes before the annual meeting or any adjournment or postponements thereof.

The foregoing items of business are more fully described in the Proxy Statement. The record date for determining those shareholders who will be entitled to notice of, and to vote at, the annual meeting and at any adjournments or postponements thereof is October 27, 2015. The stock transfer books will not be closed between the record date and the date of the annual meeting. A list of shareholders entitled to vote at the annual meeting will be available for inspection at Dynatronics’ principal executive offices at the address listed above.

Whether or not you plan to attend the annual meeting, please vote as soon as possible. As an alternative to voting in person at the annual meeting, you may vote via the Internet, by telephone or, if you receive a paper proxy card in the mail, by mailing a completed proxy card. For detailed information regarding voting instructions, please refer to the section entitled “Voting via the Internet, by Telephone or by Mail” on page 2 of the Proxy Statement. You may revoke a previously delivered proxy at any time prior to the annual meeting. If you decide to attend the annual meeting and wish to change your proxy vote, you may do so automatically by voting in person at the annual meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Bob Cardon
Bob Cardon
Vice President of Administration
and Secretary/Treasurer

Cottonwood Heights, Utah
October 27, 2015

DYNATRONICS CORPORATION

PROXY STATEMENT FOR
2015 ANNUAL MEETING OF SHAREHOLDERS
To Be Held December 16, 2015

This Proxy Statement contains information regarding the Annual Meeting of Shareholders of Dynatronics Corporation, a Utah corporation, to be held at 3:00 p.m. Mountain Time on Wednesday, December 16, 2015, at our corporate headquarters, 7030 Park Centre Drive, Cottonwood Heights, Utah and at any postponements or adjournments thereof. These proxy materials were first sent on or about October 27, 2015 to shareholders entitled to vote at the annual meeting.

PURPOSE OF MEETING

The annual meeting will be held for the following purposes:

•	To elect four members of Dynatronics’ Board of Directors (Proposal No. 1);

•	To ratify the appointment of Mantyla McReynolds LLC as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2016 (Proposal No. 2); and

•	To act upon such other matters as may properly come before the annual meeting or any adjournments or postponements thereof.

Recommendations of the Board of Directors

Dynatronics’ Board of Directors recommends that you vote:

•	FOR each of the nominees of the Board of Directors (Proposal No. 1); and

•	FOR the ratification of the appointment of Mantyla McReynolds LLC as the Company’s independent registered public accounting firm for the year ending June 30, 2016 (Proposal No. 2).

VOTING

Voting Rights

Only shareholders of record of Dynatronics common stock, no par value per share (“Common Stock”) and Dynatronics Series A 8% Convertible Preferred Stock (“Series A Preferred”) on October 27, 2015, the record date, will be entitled to vote at the annual meeting. Each holder of record of Common Stock will be entitled to one vote on each matter for each share of Common Stock held on the record date. The Series A Preferred votes on an as-converted basis, one vote for each share of Common Stock issuable upon an assumed conversion of the Series A Preferred; provided, however, that the voting rights of the Series A Preferred are subject to Nasdaq rules (the “Voting Cutback”) that limit the number of “as-if-converted common shares” that may be voted to the number of shares of Common Stock issuable upon conversion of the Series A Preferred held by a holder that exceeds the quotient of (x) the aggregate purchase price paid by such holder of Series A Preferred for its Series A Preferred, divided by (y) the greater of (i) $2.50 and (ii) the market price of the Common Stock on the trading day immediately prior to the date of issuance of such holder's Series A Preferred shares.  On the date immediately prior to the date of issuance of the Series A Preferred Stock, the trading price of the Common Stock was $3.23 per share.  The maximum number of shares that may be voted on an as-converted basis by the holders of the Series A Preferred is 1,246,130 shares.  On the record date, there were 2,642,389 shares of Common Stock outstanding.

A majority of the outstanding shares of Common Stock (including the Series A Preferred on an as-converted basis) must be present or represented by proxy at the annual meeting in order to have a quorum. Abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the annual meeting. A broker non-vote occurs when a bank, broker or other holder of record holding shares for a beneficial owner submits a proxy for the annual meeting but does not vote on a particular proposal, except for Proposal No. 2, because that holder does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner. If the persons present or represented by proxy at the annual meeting constitute the holders of less than a majority of the outstanding shares of Common Stock as of the record date, the annual meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.

In the election of directors, a nominee who receives a plurality of the votes (including votes of the Series A Preferred on an as-converted basis, subject to the Voting Cutback) cast at the annual meeting will be elected as a director. The “plurality” standard means the four nominees who receive the largest number of “for” votes (also known as a “plurality” of the votes) will be elected.  The number of shares not voted for the election of a nominee (and the number of “withhold” votes cast with respect to that nominee) are not counted and will not affect the determination of whether that nominee has received the necessary votes for election under Utah law.  Votes that are withheld will not be included in the vote tally for the election of directors. Shareholders may not cumulate votes in the election of directors. The other proposal requires the approval of the affirmative vote of a majority of the shares of Common Stock (including the Series A Preferred on an as-converted basis, subject to the Voting Cutback) present or represented by proxy and voting at the annual meeting.

Abstentions and broker non-votes have no effect on the determination of whether a nominee or any of the proposals has received the vote of a majority of the shares of Common Stock present or represented by proxy and voting at the meeting.

The inspector of elections appointed for the annual meeting will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Admission to Meeting

You are entitled to attend the annual meeting if you were a shareholder of record or a beneficial owner of our common or preferred stock as of October 27, 2015, the record date, or you hold a valid legal proxy for the annual meeting. If you are a shareholder of record, you may be asked to present valid picture identification, such as a driver’s license or passport, for admission to the annual meeting.

If your shares are registered in the name of a bank, brokerage firm or other holder of record (your record holder), you may be asked to provide proof of beneficial ownership as of the record date, such as a brokerage account statement, a copy of the Notice of Internet Availability or voting instruction form provided by your record holder, or other similar evidence of ownership, as well as picture identification, for admission. If you wish to be able to vote in person at the annual meeting, you must obtain a legal proxy from your brokerage firm, bank or other holder of record and present it to the inspector of elections with your ballot at the annual meeting.

Registration will begin at 2:30 p.m. Mountain Time on the date of the annual meeting. If you do not provide picture identification and comply with the other procedures outlined above, you may not be admitted to the annual meeting. We recommend that you arrive early to ensure that you are seated by the commencement of the annual meeting.

Voting via the Internet, by Telephone or by Mail

Holders of shares of Dynatronics Common Stock whose shares are registered in their own name with Dynatronics’ transfer agent, Interwest Transfer Company, are record holders. As an alternative to voting in person at the annual meeting, record holders may vote via the Internet, by telephone or, for those shareholders who receive a paper proxy card in the mail, by mailing a completed proxy card.

For those record holders who receive a paper proxy card, instructions for voting via the Internet, telephone or by mail are set forth on the proxy card. If you are a shareholder who elects to vote by mail, you should sign and mail the proxy card in the addressed, postage paid envelope that was enclosed with the proxy materials, and your shares will be voted at the annual meeting in the manner you direct. In the event that you return a signed proxy card on which no directions are specified, your shares will be voted FOR each of the nominees of the Board of Directors (Proposal No. 1), and FOR the ratification of the appointment of Mantyla McReynolds LLC as Dynatronics’ independent registered public accounting firm for the fiscal year ending June 30, 2016 (Proposal No. 2), and in the discretion of the proxy holders as to any other matters that may properly come before the annual meeting or any postponement or adjournment of the annual meeting.

Dynatronics shareholders whose shares are not registered in their own name with Interwest are beneficial holders of shares held in street name. Such shares may be held in an account at a bank or at a brokerage firm (your record holder). As the beneficial holder, you have the right to direct your record holder on how to vote your shares, and you will receive instructions from your record holder that must be followed in order for your record holder to vote your shares per your instructions. Many banks and brokerage firms have a process for their beneficial holders to provide instructions via the Internet or by telephone. If Internet or telephone voting is unavailable from your record holder, please complete and return the enclosed voting instruction card in the addressed, postage paid envelope provided. If your shares are held beneficially in street name and you have not given your record holder voting instructions, your record holder will not be able to vote your shares with respect to any matter other than ratification of the appointment of Dynatronics’ independent registered public accounting firm. Shares held beneficially in street name may be voted by you in person at the annual meeting only if you obtain a legal proxy from your record holder giving you the right to vote such shares in person at the annual meeting.

For those shareholders who receive a Notice of Internet Availability of Proxy Materials (described under “Internet Availability of Proxy Materials” below), the Notice of Internet Availability of Proxy Materials provides information on how to access your proxy on the Internet, which contains instructions on how to vote via the Internet or by telephone. If you received a Notice of Internet Availability, you can request a printed copy of your proxy materials by following the instructions contained in the notice.

Revocation of Proxies

You may revoke or change a previously delivered proxy at any time before the annual meeting by delivering another proxy with a later date, by voting again via the Internet or by telephone, or by delivering written notice of revocation of your proxy to Dynatronics’ Secretary at Dynatronics’ principal executive offices before the beginning of the annual meeting. You may also revoke your proxy by attending the annual meeting and voting in person, although attendance at the annual meeting will not, in and of itself, revoke a valid proxy that was previously delivered. If you hold shares through a bank or brokerage firm, you must contact that bank or brokerage firm to revoke any prior voting instructions. You also may revoke any prior voting instructions by voting in person at the annual meeting if you obtain a legal proxy as described under “Admission to Meeting” above.

Voting of Proxies

Your shares will be voted as you direct on your signed proxy card.  If you do not specify on your proxy card how you want to vote your shares, we will vote signed returned proxies FOR each nominee for director and FOR Proposal No. 2.  We do not know of any other business that may be presented at the meeting.  If a proposal other than those listed in the Notice is presented at the annual meeting, your signed proxy card authorizes the persons named in the proxy to vote your shares on such matters in their discretion.

Vote Required for Approval

A plurality of the shares voting at the annual meeting is required to elect directors.  This means that the four nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them will be elected.

The affirmative vote of a majority of the shares of Common Stock (including the Series A Preferred “as converted” subject to the Voting Cutback) by shareholders present at the annual meeting (in person or by proxy) and entitled to vote is required to approve Proposal No. 2.

Quorum

The presence at the annual meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock (including the Series A Preferred, subject to the Voting Cutback) entitled to vote at the meeting (a “quorum”) is required to transact business at the annual meeting.  In general, shares of Common Stock represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the meeting for purposes of determining a quorum.  Abstentions will be counted as “represented” for the purpose of determining the presence or absence of a quorum, but will not be counted for any other purpose.  Inasmuch as street name holders will have discretionary voting rights with respect to routine Proposal No. 2, ratification of the selection of our independent registered public accounting firm, broker non-votes will also be counted as “represented” for the purpose of determining the presence or absence of a quorum for all purposes of the annual meeting.

INTERNET AVAILABILITY OF PROXY MATERIALS

In accordance with the rules of the Securities and Exchange Commission (“SEC”), we are using the Internet as our primary means of furnishing proxy materials to shareholders. Consequently, most shareholders will not receive paper copies of our proxy materials. We will instead send these shareholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our proxy statement and annual report, and voting via the Internet. The Notice of Internet Availability of Proxy Materials also provides information on how shareholders may obtain paper copies of our proxy materials if they so choose. This makes the proxy distribution process more efficient and less costly, and helps conserve natural resources. If you previously elected to receive our proxy materials electronically, these materials will continue to be sent via email unless you change your election.

PROXY SOLICITATION

We are soliciting proxies from our shareholders for use by our Board of Directors at our annual meeting.  We will pay the cost of solicitation of proxies from our shareholders, including preparation, assembly, printing and mailing of this Proxy Statement and the proxy cards.  Solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our Common Stock beneficially owned by others.  We may reimburse persons representing beneficial owners of our Common Stock for their costs of providing solicitation materials to beneficial owners.  In addition to solicitation by use of the mail, proxies may be solicited by our management (including our Board of Directors, officers and employees), in person or by telephone, electronic mail, or other means of communication.  No additional compensation for soliciting proxies will be paid to Company management or employees for such services.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

The names of persons who are nominees for director and their current positions and offices with Dynatronics are set forth in the table below. The proxy holders intend to vote all proxies received by them for the nominees listed below unless otherwise instructed. Each of the current directors has been nominated for election by the Board of Directors upon recommendation by the Nominating and Governance Committee and has decided to stand for election. The authorized number of directors is seven.

Vote Required

Under the bylaws of the Company, directors are elected on a plurality of the votes cast at the annual meeting.  The four nominees receiving the most affirmative votes will be elected at the annual meeting and will serve a one-year term expiring at the next annual meeting of shareholders or at such time as their successor has been elected or appointed. At the annual meeting, proxies cannot be voted for a greater number of individuals than the four nominees named in this Proxy Statement.

Business Experience and Qualifications of Nominees

Kelvyn H. Cullimore, Jr. Chairman, Chief Executive Officer and President Age 59 Director since 1983
Mr. Cullimore has been our Chairman since January 2005 and President and Chief Executive Officer since 1992.  He served as our Secretary/Treasurer from 1983 to 1992 and as Administrative Vice President from 1988 to 1992. Mr. Cullimore graduated cum laude from Brigham Young University in 1980 with a Bachelor’s degree in Financial and Estate Planning.  In addition to his involvement with Dynatronics, Mr. Cullimore served as Executive Vice President and a director of our former parent company.  Mr. Cullimore has served previously on the board of directors of a printing company, lumber company, theater and restaurant company, and travel agency.  Mr. Cullimore is a member of the board and serves as Secretary of the Medical Device Manufacturers Association, a national medical device trade association headquartered in Washington D.C.  He also serves as the Mayor of Cottonwood Heights, Utah, a suburb of Salt Lake City, where our corporate headquarters is located.  Based on his experience in management, his long association with and effective leadership of the Company, and his prominence in national associations in our industry, the Nominating and Governance Committee believes Mr. Cullimore is well qualified to serve on our Board.

Larry K. Beardall Executive Vice President of Sales and Marketing Age 60 Director since 1986
Mr. Beardall was appointed as our Executive Vice President in December 1992.  He has been a director and the Vice President of Sales and Marketing since July 1986.  Mr. Beardall joined us in February 1986 as Director of Marketing.  He graduated from Brigham Young University with a Bachelor’s degree in Finance in 1979.  Prior to his employment with the Company, Mr. Beardall worked as Manager of Mergers and Acquisitions with GTE Corporation in Durham, North Carolina and then as National Sales Manager of Donzis Protective Equipment, a supplier of protective sports equipment in Houston, Texas.  He also served on the board of directors of Nielsen & Nielsen, Inc., the marketing arm for Donzis.  Based on Mr. Beardall’s experience and background in our industry, the Nominating and Governance Committee believes that he is qualified to serve on our Board.

Scott A. Klosterman Director Nominee Age 57
From 2010 to 2015, Mr. Klosterman served as Vice President and General Manager, Post-Operative Products of Hanger, Inc. (NYSE:HGR), a leading provider of prosthetic, orthotic, and therapeutic solutions.  From 2009 to 2010, he was an executive consultant in Chattanooga, Tennessee, providing consulting services to healthcare businesses to help them refine their product development processes and successfully launch new products.  Mr. Klosterman was Division President of Chattanooga Group (a division of DJO, Inc., owned by the Blackstone Group), Chattanooga, Tennessee, from 2003 to 2008, where he had previously served as Chief Operating Officer (1997-2003) and Chief Financial Officer, Secretary, Treasurer (1994-1997).  Mr. Klosterman has an MBA from Baylor University and a BS in Accounting (with highest honors) from the University of Delaware. Based on Mr. Klosterman’s extensive experience in the medical industry, the Nominating and Governance Committee believes that he is well qualified to serve on our Board.

R. Scott Ward, Ph.D. Director Age 59 Director since 2013
Dr. Ward serves as the chairman of the Department of Physical Therapy at the University of Utah.  He is the past president of the American Physical Therapy Association, a position he held from 2006 to 2012.  In addition, Dr. Ward served as chair of the rehabilitation committee of the American Burn Association.  He has published extensive research studies related to wound care and burn rehabilitation.  Dr. Ward received a Bachelor of Arts degree in Physical Therapy and a Doctor of Philosophy degree in Physiology from the University of Utah. Based on Dr. Ward’s prominence in his field, and his extensive experience and expertise in physical therapy, the Nominating and Governance Committee believes that Dr. Ward is well qualified to serve as a member of our Board of Directors.

Preferred Directors

Under the terms of our Series A 8% Convertible Preferred Stock, our Board includes seven members, and the holders of the Series A Preferred have the right (“Director Rights”) to appoint up to three members of the Board (the Preferred Directors) for so long as the original preferred investors own or would beneficially own at least 28.6% of Dynatronics Common Stock either directly, or indirectly (the “Director Rights Period”), but excluding any shares of Common Stock issuable upon the exercise of the warrants held by such investors (the “Threshold Ownership Percentage”).  In compliance with Nasdaq Rule 5640, the number of Preferred Directors shall be reduced pro rata with any reduction in ownership by the preferred investors below the Threshold Ownership Percentage, so that the number of Preferred Directors is approximately equal to the preferred investors’ direct or indirect ownership of Dynatronics Common Stock.  The Director Rights may be exercised at the discretion of certain affiliates of Prettybrook Partners, LLC (collectively, “Prettybrook”) for so long as Prettybrook owns at least fifty percent (50%) of the outstanding Series A Preferred.

Notwithstanding anything set forth above, the preferred investors shall not have any rights to elect any Preferred Directors unless the preferred investors own or would beneficially own at least 10% of Dynatronics’ Common Stock either directly, or indirectly, through ownership of Common Stock or Series A Preferred convertible into Common Stock, but excluding any warrants.

Common stock of the Company has no voting, nomination, election or other rights with respect to the Preferred Directors. Each Preferred Director serves as a member of the Board during the Director Rights Period or until the preferred investors shall appoint their successors during the Director Rights Period.

In accordance with the terms set forth above, the preferred investors have previously appointed Erin S. Enright and Brian M. Larkin as Preferred Directors.  The third Preferred Director, David B. Holtz, will take office on December 16, 2015, following the Annual Meeting.  He will take the seat vacated at the Annual Meeting with the expiration of the term of Howard Edwards.

The business experience and other qualifications of the Preferred Directors are as follows:

Erin S. Enright.  Ms. Enright, 54, is a Managing Member of Prettybrook Partners, LLC, a private investment firm, and a general partner and member of the Board of Tigerlabs, a Princeton-based business accelerator. She was the President of Lee Medical, a medical device manufacturer based in Plainsboro, New Jersey, from 2004-13. She served on the Board of Directors and the Audit Committee of Biolase, Inc. (NASDAQ: BIOL) during 2013, and from 2010 to 2015, served on the Board of Directors of Ceelite Technologies, LLC.  She served as Chief Financial Officer of InfuSystem, Inc. from 2005 to 2007. From 1993 to 2003, Ms. Enright was with Citigroup, most recently as a Managing Director in its Equity Capital Markets group. While at Citigroup, Ms. Enright was Chairperson of the firm’s Institutional Investors’ Committee, responsible for screening and approving the firm’s participation in equity underwritings and a member of the Citigroup Global Equity Commitment Committee, responsible for reviewing and approving the firm’s underwritings. From 1989 until 1993, Ms. Enright was an attorney with Wachtell, Lipton, Rosen & Katz in the firm’s New York office. Ms. Enright received her A.B. from the Woodrow Wilson School of Public and International Affairs at Princeton University and a J.D. from the University of Chicago Law School.

Brian M. Larkin.  Mr. Larkin has been the Senior Vice President and General Manager for the Regenerative Medicine business at Acelity L. P., Inc since May 2015.  Prior to joining Acelity, Mr. Larkin was Corporate Vice President of Integra Lifesciences Holdings Corporation, where he served as President of the Global Spine and Orthobiologics businesses, and Head of Strategic Development of Integra. His responsibilities included executive oversight and leadership of Integra’s worldwide Spine and Orthobiologics businesses, in addition to executive oversight of several of Integra’s corporate functions, including corporate marketing and strategic planning. Mr. Larkin joined Integra in January 2000 as a Regional Sales Manager. He was promoted to National Sales Manager in 2003, Vice President, North American Sales in 2005, and President of Integra’s Neurosurgery business in 2007. In 2010 he was appointed President, Global Spine & Orthobiologics, and Head of Strategic Development. Mr. Larkin has over 24 years of sales, marketing, and executive management experience in the medical technology industry. Prior to joining Integra, he was the National Sales Manager for Connell Neurosurgical. Mr. Larkin received a B.S. degree in Chemistry from the University of Richmond, and completed the Advanced Management Program at Harvard Business School.

David B. Holtz. Mr. Holtz has been a principal of Provco Group Ltd., a preferred shareholder of Dynatronics, since 2012.  He serves as part of Provco’s executive management group responsible for managing investment portfolios. From 2011 to 2012, Mr. Holtz served as executive manager of Grey Street Holdings, a property investment holding company.  From 2008 to 2010, he served as Interim President and CEO of Nucryst Pharmaceuticals Corp.  From 1993 to 2006, Mr. Holtz worked at Integra LifeSciences in various capacities including Vice President, Finance and Treasurer, and Senior Vice President, Finance and Treasurer.  Before joining Integra, Mr. Holtz was an associate with Coopers & Lybrand, L.L.P. in Philadelphia and Cono Leasing Corporation, a private leasing company. He received a BS degree in Business Administration from Susquehanna University and was a certified public accountant in Pennsylvania until 1998.

Independent Directors

Upon recommendation of the Nominating and Governance Committee, the Board of Directors has affirmatively determined that each member of the Board of Directors other than Mr. Cullimore and Mr. Beardall is independent under the criteria established by NASDAQ for director independence. All members of each of Dynatronics’ Audit, Compensation, and Nominating and Governance committees are independent directors. In addition, upon recommendation of the Nominating and Governance Committee, the Board of Directors has determined that the members of the Audit Committee and the members of the Compensation Committee meet the additional independence criteria required for membership on those committees under applicable NASDAQ listing standards and required under Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Board Committees

Our Board of Directors has three standing committees: the Compensation Committee, the Audit Committee and the Nominating and Governance Committee.

Compensation Committee

The Compensation Committee is responsible for reviewing and approving, where required, the compensation, as well as evaluating the performance, of our principal executive officer and other executive officers, and advising and assisting management in developing our overall compensation strategy to assure that it promotes shareholder interests, supports our strategic and tactical objectives, and provides for appropriate rewards and incentives for our management and employees.  In exercising its responsibilities, the Compensation Committee establishes and monitors policies governing the compensation of executive officers, reviews the performance of and determines salaries and incentive compensation for executive officers, and makes option awards to those individuals.  Additionally, the Compensation Committee administers our stock plans and reviews and approves the structure of our bonus plans.  The Compensation Committee has a written charter, a copy of which is available on our corporate Web site, www.dynatronics.com, under “Company Information, Investor Relations, Company Policies.”

As of the date of this Proxy Statement, the following independent directors are members of the Compensation Committee: Richard J. Linder (chair), Erin S. Enright and R. Scott Ward.  Joseph Barton served as a member of this committee during fiscal year 2015 until his death in November 2014.  Mr. Linder was appointed to this committee upon joining the Board of Directors in March 2015.  Mr. Linder is not standing for re-election at the expiration of his term at the Annual Meeting.  Ms. Enright was appointed to this committee upon joining the Board of Directors as a Preferred Director in July 2015.  The Compensation Committee held two meetings during fiscal year 2015.

Audit Committee

The Audit Committee, which has been established in accordance with requirements of Section 3(a)(58)(A) of the Exchange Act, is comprised of the following independent directors: Howard L. Edwards (chair), Richard J. Linder, Erin S. Enright and R. Scott Ward.  Mr. Linder was appointed to the committee when he joined the Board of Directors in March 2015.  Ms. Enright was appointed to the committee when she joined the Board of Directors in July 2015.  The Board of Directors has determined that each member of the Audit Committee: (i) is independent, (ii) meets the financial literacy requirements of the Nasdaq Rules, and (iii) meets the enhanced independence standards established by the SEC.  In addition, the Board has determined that Mr. Edwards and Ms. Enright each qualifies as an “audit committee financial expert” as that term is defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Exchange Act by the SEC.  Neither Mr. Edwards nor Mr. Linder is standing for re-election at the expiration of this term at the Annual Meeting.

The Audit Committee is primarily concerned with the integrity of our financial statements, the independence, qualifications and performance of our independent registered public accounting firm, and our compliance with legal requirements.  The Audit Committee operates under a written charter approved by the Board of Directors and the Audit Committee that reflects standards and requirements adopted by the SEC and Nasdaq.  The Audit Committee Charter can be found on our website, www.dynatronics.com, under “Company Information, Investor Relations, Company Policies.”  The Audit Committee held four meetings during fiscal year 2015.  Each member of the Audit Committee attended at least 75% of the Audit Committee’s meetings.

As indicated in its charter, the Audit Committee’s duties include selecting and engaging our independent registered public accounting firm; reviewing the scope of the audit to be conducted by our independent registered public accounting firm; overseeing our independent registered public accounting firm and reviewing the results of its audit; reviewing our financial reporting processes, including the accounting principles and practices followed and the financial information provided to shareholders and others; overseeing our internal control over financial reporting and disclosure controls and procedures; and serving as our legal compliance committee.

Nominating and Governance Committee

The Nominating and Governance Committee was established in fiscal year 2016 and is responsible for overseeing, reviewing and making periodic recommendations concerning Dynatronics’ corporate governance policies, and for recommending to the full Board of Directors candidates for election to the Board of Directors.  Each member of this committee is an independent director under applicable NASDAQ listing standards.

Nominees for the Board of Directors should be committed to enhancing long-term shareholder value and must possess a high level of personal and professional ethics, sound business judgment and integrity. The Board of Directors is composed of a diverse group of leaders in their respective fields. The Board of Directors encourages selection of directors who will contribute to Dynatronics’ overall corporate goals: responsibility to its shareholders, technology leadership, effective execution, high customer satisfaction and superior employee working environment. The Nominating and Governance Committee from time to time reviews the appropriate skills and characteristics required of board members, including factors that it seeks in board members such as diversity of business experience, viewpoints and, personal background, and diversity of skills in technology, finance, marketing, international business, financial reporting and other areas that are expected to contribute to an effective Board of Directors. In evaluating potential candidates for the Board of Directors, the Nominating and Governance Committee considers these factors in the light of the specific needs of the Board of Directors at that time. The brief biographical description of each nominee set forth in the “Business Experience and Qualifications of Nominees” above includes the primary individual experience, qualifications, attributes and skills of each of our directors that led to the conclusion that each director should serve as a member of the Board of Directors at this time.

Shareholders may recommend a director nominee to Dynatronics’ Nominating and Governance Committee. In recommending candidates for election to the Board of Directors, the Nominating and Governance Committee considers nominees recommended by directors, officers, employees, shareholders and others, using the same criteria to evaluate all candidates. The Nominating and Governance Committee reviews each candidate’s qualifications, including whether a candidate possesses any of the specific qualities and skills desirable in certain members of the Board of Directors. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates as appropriate. Upon selection of a qualified candidate, the Nominating and Governance Committee would recommend the candidate for consideration by the full Board of Directors. The Nominating and Governance Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.

To recommend a prospective nominee for the Nominating and Governance Committee’s consideration, submit the candidate’s name and qualifications to Dynatronics’ Secretary in writing to the following address: Dynatronics Corporation, Attn: Bob Cardon, Vice President of Administration and Corporate Secretary, 7030 Park Centre Drive, Cottonwood Heights, Utah 84121. When submitting candidates for nomination to be elected at Dynatronics’ annual meeting of shareholders, shareholders must also follow the notice procedures and provide the information required by Dynatronics’ bylaws. In particular, for the Nominating and Governance Committee to consider a candidate recommended by a shareholder for nomination at the 2016 Annual Meeting of Shareholders, the recommendation must be delivered or mailed to and received by Dynatronics’ Corporate Secretary between July 2, 2016 and August 1, 2016 (or, if the 2016 annual meeting is not held within 30 calendar days of the anniversary of the date of the 2015 Annual Meeting, within 10 calendar days after Dynatronics’ public announcement of the date of the 2016 annual meeting). The recommendation must include the same information as is specified in Dynatronics’ bylaws for shareholder nominees to be considered at an annual meeting, including the following:

•	The shareholder’s name and address and the beneficial owner, if any, on whose behalf the nomination is proposed;

•	The shareholder’s reason for making the nomination at the annual meeting, and the signed consent of the nominee to serve if elected;

•	The number of shares owned by, and any material interest of, the record owner and the beneficial owner, if any, on whose behalf the record owner is proposing the nominee;

•	A description of any arrangements or understandings between the shareholder, the nominee and any other person regarding the nomination; and

•
Information regarding the nominee that would be required to be included in Dynatronics’ proxy statement by the SEC rules, including the nominee’s age, business experience for the past five years and any directorships held by the nominee, including directorships held during the past five years.

Meetings of the Board of Directors

There were eight meetings of the Board of Directors held during fiscal year 2015.  No director attended fewer than 75% of these meetings.

Executive Sessions of Independent Directors

During the year ended June 30, 2015, the independent directors did not meet in executive session.

Board Leadership Structure and Role in Risk Oversight

Kelvyn H. Cullimore, Jr. serves as the Chairman of our Board of Directors and as our Chief Executive Officer.  We do not have a formal policy with respect to separation of the offices of chairman of the board and chief executive officer, and the Board of Directors believes that flexibility in appointing the Chairman and Chief Executive Officer allows the Board of Directors to make a determination as to such positions from time to time and in a manner that it believes is in the best interest of the Company and its shareholders.

The Board of Directors believes that the traditional practice of combining the roles of Chairman of the Board and Chief Executive Officer currently provides the preferred form of leadership for the Company.  Given Mr. Cullimore’s long tenure and vast experience with the Company and our industry, the tremendous respect which he has earned from employees, business partners and shareholders, as well as other members of the medical device manufacturers industry, and his proven leadership skills, the Board of Directors believes the best interests of our shareholders are met by Mr. Cullimore’s continued service in both capacities.  The Board of Directors also believes that Mr. Cullimore’s performance of both responsibilities encourages clear accountability and effective decision-making, and provides strong leadership for our employees and other stakeholders.

Given the experience and qualifications our directors contribute to the Board’s activities, we have implemented a number of practices designed to encourage effective corporate governance.  These practices include:

•	the requirement that at least a majority of the directors meet the standards of independence applicable to the Company;

•
the appointment of a lead independent director (currently a position held by Howard L. Edwards), empowered to schedule and conduct meetings of the independent directors, communicate with the Chairman of the Board, disseminate information to the Board and raise issues with management on behalf of the independent directors when appropriate;

•
executive sessions of the independent members of the Board of Directors and committee meetings which include individual sessions with representatives of the Company’s independent registered public accounting firm, as well as the CFO and CEO; and

•	completion of performance evaluations of the CEO by the Compensation Committee.

Our management is primarily responsible to manage risk and inform the Board of Directors regarding the most material risks confronting us and our business. The Board of Directors has oversight responsibility of the processes established to monitor and manage such risks.  The Board of Directors believes that such oversight function is the responsibility of the entire Board of Directors through frequent reports and discussions at regularly scheduled Board meetings.  In addition, the Board has delegated specific risk management oversight responsibility to the Audit Committee and to the independent members of the Board of Directors.  In particular, the Audit Committee oversees management of risks related to accounting, auditing and financial reporting and maintaining effective internal controls for financial reporting.  The independent members of the Board of Directors oversee risk management related to corporate governance practices and executive compensation plans and arrangements.  These specific risk categories and our risk management practices are reviewed by the entire Board of Directors in the ordinary course of regular Board meetings.

Communications with the Board of Directors

Shareholders may communicate directly with our Board of Directors by writing to them at Board of Directors, c/o Bob Cardon, Vice President of Administration, Dynatronics Corporation, 7030 Park Centre Drive, Cottonwood Heights, Utah 84121.  All communications received in this manner will be opened for the sole purpose of determining whether the contents represent a message to our directors, after which they will be forwarded to the director or directors to whom addressed, except for communications that are (1) advertisements, promotions of a product or service, patently offensive material or matters deemed inappropriate for the Board of Directors, (2) solely related to complaints with respect to ordinary course of business customer service and satisfaction issues, or (3) clearly unrelated to our business, industry, management, Board of Directors, or related committee matters.

Code of Conduct and Ethics

We have established a Code of Business Ethics that applies to our officers, directors and employees.  The Code of Business Ethics contains general guidelines for conducting our business consistent with the highest standards of business ethics, and is intended to qualify as a “code of ethics” within the meaning of the Exchange Act and as a “code of business conduct and ethics” within the meaning of the Nasdaq Rules.

All of our directors, officers and employees must act in accordance with our Code of Business Ethics.  Employees and directors are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Business Conduct and Ethics.  In addition, our Audit Committee has established procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls, or auditing matters, and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

The Code of Business Ethics is available on our website at www.dynatronics.com, in the “Company Information, Investor Relations, Company Policies” section.  A copy may also be obtained by writing to the Vice President of Administration, Dynatronics Corporation, 7030 Park Centre Drive, Cottonwood Heights, Utah 84121.

Compensation Committee Interlocks and Insider Participation

Kelvyn H. Cullimore, Jr. (President and Chief Executive Officer) and Larry K. Beardall (Executive Vice President) are employees of the Company.  None of our executive officers serves on the board of directors of another entity whose executive officers serve on the Compensation Committee of our Board of Directors.  No officer or employee of Dynatronics participated in deliberations of our Compensation Committee concerning executive officer compensation.

Director Compensation in Fiscal Year 2015

During fiscal year 2015, non-employee, non-executive directors were paid an annual fee of $14,000.  In addition, independent directors received $1,000 annually for participating on each Board committee and received $2,000 in restricted stock awards annually.  The Chairman of the Audit Committee received an additional $2,000 for serving as the Committee Chairman and as “financial expert.”  Our directors are reimbursed for their out-of-pocket expenses related to their services as directors or attendance at Board of Directors and committee meetings.

The following table summarizes the compensation paid during the fiscal year ended June 30, 2015 to our non-employee directors.

Director Compensation Fiscal Year 2015 (1)

Name (a)	Fees earned or paid in cash ($) (b)	Stock awards ($) (c)	Total ($) (h)
Howard L. Edwards	$18,000	$0	$18,000
R. Scott Ward, PhD	$16,002	$0	$16,002
Joseph H. Barton	$5,334	$0	$5,334
Richard J. Linder	$2,667	$0	$2,667

(1)	Columns (d) through (g) are omitted from this table as no items of compensation referenced in those columns were paid to the directors during the period covered by the table.

Fiscal 2016 Director Compensation

The Compensation Committee has recommended modifications to compensation for non-employee directors. On July 20, 2015, the Board of Directors approved the recommendations effective as of the January 1, 2016 that each non-employee director be given annual equity compensation having a fair value of $15,000, plus $2,000 for service on the Audit Committee, $1,000 for service on the Compensation Committee and $500 for service on the Nominating and Governance Committee.  Committee chairs will receive $1,000 for service as chair.  There were no other significant changes to the terms of the compensation for non-employee directors.

Family Relationships

None of the directors or executive officers is related to any other director or executive officer of the Company by blood, marriage or adoption.

Recommendation of the Board of Directors

The Board of Directors recommends that the shareholders vote FOR the election of each of the nominees listed herein.

PROPOSAL NO. 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

Dynatronics is asking the shareholders to ratify the Audit Committee’s appointment of Mantyla McReynolds LLC (“Mantyla McReynolds”) as Dynatronics’ independent registered public accounting firm for the fiscal year ending June 30, 2016. In the event the shareholders fail to ratify the appointment, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in Dynatronics’ and its shareholders’ best interests.

The Audit Committee is directly responsible for the appointment, determination of the compensation for, retention and oversight of the work of the independent registered public accounting firm retained to audit Dynatronics’ consolidated financial statements. The Audit Committee has appointed Mantyla McReynolds as Dynatronics’ independent registered public accounting firm for fiscal 2016 and is responsible for pre-approving all audit and permissible non-audit services to be provided by Mantyla McReynolds. Mantyla McReynolds has audited Dynatronics’ consolidated financial statements annually since fiscal 2014. In order to assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent registered public accounting firm. The members of the Audit Committee and the Board believe that the continued retention of Mantyla McReynolds to serve as Dynatronics’ independent registered public accounting firm is in the best interests of Dynatronics and its shareholders. Representatives of Mantyla McReynolds are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that those representatives will be available to respond to appropriate questions.

Principal Accountant Fees and Services

Financial Information Systems Design and Implementation Fees

During fiscal years 2015 and 2014, we did not engage Mantyla McReynolds to provide any professional services in connection with (i) operating or supervising the operation of our information system or managing our local area network or (ii) designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements taken as a whole.

Audit Fees

The aggregate fees billed by Mantyla McReynolds for professional services rendered for the fiscal years ended June 30, 2015 and 2014 in connection with (i) the audit of our annual financial statements set forth in our Annual Report on Form 10-K for the fiscal year then ended, and (ii) the reviews of our quarterly financial statements set forth in our Quarterly Reports on Form 10-Q for each of our fiscal quarters during the periods then ended, totaled approximately $80,000 and $59,000, respectively.

Audit-Related Fees

No fees were billed by Mantyla McReynolds in each of the last two fiscal years for other assurance and related services.  The aggregate fees billed by Mantyla McReynolds for professional services rendered during the fiscal year ended June 30, 2015 in connection with the Company’s private placement of Series A preferred stock in 2015 was $33,348.  These fees were approved by the Company’s Audit Committee.

Audit Committee Policy Regarding Pre-Approval of Audit and Permissible Non-Audit Services of the Company’s Independent Registered Public Accounting Firm

The Audit Committee has established a policy that all audit and permissible non-audit services provided by the independent registered public accounting firm will be pre-approved by the Audit Committee.  These services may include audit services, audit-related services, tax services and other services.  The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of the independent registered public accounting firm.  Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget.  The independent registered public accounting firm and our management are required to periodically report to the Audit Committee regarding the extent of services provided in accordance with this pre-approval, and the fees for the services performed to date.

Vote Required

The affirmative vote of a majority of the shares of Dynatronics Common Stock present or represented by proxy and voting at the annual meeting (including the Series A Preferred, subject to the Voting Cutback), is required for approval of this proposal.

Recommendation of the Board of Directors

The Board of Directors recommends that the shareholders vote FOR the ratification of the appointment of Mantyla to serve as Dynatronics’ independent registered public accounting firm for the fiscal year ending June 30, 2016.

EXECUTIVE OFFICERS

The following table sets forth information concerning our executive officers.  Similar information regarding Mr. Cullimore and Mr. Beardall, each of whom is also a member of our Board of Directors, may be found on page 6, above.

Name	Age	Officer Since	Position with Company

Kelvyn H. Cullimore, Jr.	59	1983	President and CEO

Larry K. Beardall	60	1986	Executive Vice President of Sales and Marketing

Douglas G. Sampson	61	2009	Vice President of Production and R&D

Terry M. Atkinson, CPA, CGMA	62	2005	Chief Financial Officer

Robert J. “Bob” Cardon	52	1992	Vice President of Administration, Secretary & Treasurer

Bryan D. Alsop	53	2011	Vice President of Information Technology

Douglas G. Sampson was appointed Vice President of Production and Research and Development in September 2009.  Prior to joining Dynatronics, Mr. Sampson worked for Philips for 29 years.  His positions included executive and management responsibilities in various Philips subsidiaries in Asia and the United States.  From 2002 to 2007, he was Country Manager and Managing Director of NXP Semiconductor, Philips Semiconductor Thailand, where he was primarily responsible for all aspects of the manufacturing and sales operations of that subsidiary.  Most recently, from 2007 to 2008, he served as Vice President of Outsourced Manufacturing for Fairchild Semiconductors in Singapore.  Mr. Sampson earned a Master of Business Administration degree from the University of New Mexico, Anderson School of Management.  He also holds a Bachelor of Science degree in electronics engineering technology from Brigham Young University, and an Associate’s Degree in electronics engineering technology from Brigham Young University Idaho (formerly Ricks College).

Terry M. Atkinson, CPA was appointed Chief Financial Officer in January 2005.  He previously served as our Controller from 1994 to 2004.  Prior to joining Dynatronics, Mr. Atkinson worked as the Controller of Southern American Insurance Company from 1988 to 1994.  From 1985 to 1988, he served as the Controller at Doxey-Hatch Medical Center.  From 1980 to 1985, Mr. Atkinson worked as a certified public accountant with the accounting firms of Gothard and Company and Wursten Lewis & Bunker in Salt Lake City.  He received his CPA license in Utah in 1983.

Robert J. (Bob) Cardon was appointed Vice President of Administration in March 2007.  He has served as our Corporate Secretary since 1992 and was named Treasurer in 2004.  From 1992 until 2005, Mr. Cardon was the Secretary/Treasurer of ITEC Attractions, Inc., which owns Branson’s IMAX Entertainment Complex in Branson, MO.  From 1987 to 1988, Mr. Cardon was employed as a registered representative of Stuart-James Investment Bankers.  He received his Bachelor of Arts degree in 1987 and his Master of Business Administration degree in 1990, both from Brigham Young University.

Bryan D. Alsop was appointed Vice President of Information Technology in July 2011.  He served as a consultant to Dynatronics in early 2009 and joined the Company later that year as the director of information technology.  From 2000 to 2008, Mr. Alsop was director of information technology at Bear River Mutual Insurance, where he was responsible for all aspects of the IT department as a member of the executive management team. Previously, he worked for such companies as Aetna Healthcare, McKesson, ITT Defense, Evans & Sutherland, and Sony Pictures Entertainment.  He received his Bachelor of Arts degree in 1991 from California State University – Northridge.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Voting Securities and Principal Shareholders

The following tables contain information as of October 23, 2015 (the “Table Date”) with respect to beneficial ownership of shares of our Common Stock, for (1) all persons known to be holders of more than 5% of our voting securities based solely on our review of SEC filings, (2) each director and nominee for director, (3) each of our Chief Executive Officer and the two other most highly-compensated executive officers as of the end of fiscal year 2015 (collectively, the “Named Executive Officers”) holding office on the Table Date, and (4) all executive officers and directors as a group.  As of the Table Date, 2,642,389 shares of Common Stock were issued and outstanding.  Unless otherwise indicated, the mailing address of the shareholder is the address of our principal executive office, 7030 Park Centre Drive, Cottonwood Heights, Utah 84121.

Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. Except as indicated in the footnotes to these tables and pursuant to applicable community property laws, to Dynatronics’ knowledge the persons named in the tables below have sole voting and investment power with respect to all shares of Common Stock beneficially owned. The number of shares beneficially owned by each person or group as of the Table Date includes shares of Common Stock that such person or group had the right to acquire on or within 60 days after the Table Date, including, but not limited to, upon the exercise of options or the vesting of restricted share awards that would vest or could settle on or within 60 days after the Table Date.  For each individual and group included in the table below, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group by the sum of the 2,642,389 shares of Common Stock outstanding on the Table Date plus the number of shares of Common Stock that such person or group had the right to acquire on or within 60 days after the Table Date.

Security Ownership of Holders of More than 5% of Voting Securities

Name of Beneficial Owner	Number of Shares		Percent of Class

Stuart M. Essig	2,200,000	(1)	55.5%
311 Enterprise Dr.
Plainsboro, NJ 08536

Provco Ventures I LP	1,000,000	(2)	30.8%
795 E. Lancaster Ave. Suite 200
Villanova, PA 19085

Brian Baker	200,000	(3)	7.2%
25251 Nueva Vista
Laguna Niguel, CA 92677

John Henneman and Keryl Rowden	200,000	(4)	7.2%
1114 W. 11th St.
Austin, TX 78703

Stephen Cyman	148,408		5.6%
50760 Metzen Dr.
Chesterfield, MI 48051

John Rajala/Rajala Family Trust	142,492	(5)	5.4%
12 Red Maple Place
Danville, CA 94506

(1)
Based on information provided in Schedule 13D filed by Mr. Essig on July 10, 2015.  Mr. Essig is the husband of Erin S. Enright, a Preferred Director of the Company. Amount indicated includes 880,000 shares of Common Stock issuable upon conversion of Series A Preferred Stock owned of record by Mr. Essig, and 1,320,000 shares of Common Stock issuable upon exercise of warrants held by Mr. Essig. Mr. Essig has sole voting and dispositive power of all shares; neither Ms. Enright nor Prettybrook Partners, LLC has shared voting or dispositive power over these shares. The mailing address of this shareholder is 311 C, Enterprise Drive, Plainsboro, NJ 08536.

(2)
Based on information provided in Schedule 13D filed by Provco Ventures I, LP on July 10, 2015. The General Partner of Provco Ventures I, LP is Provco, LLC.  The sole member of Provco, LLC is Richard E. Caruso, Ph.D.  Amount indicated includes 400,000 shares of Series A Preferred stock convertible into 400,000 shares of Common Stock and warrants to purchase 600,000 shares of Common Stock. The mailing address of this shareholder is 311 C, Enterprise Drive, Plainsboro, NJ 08536.

(3)
Based on information provided in Schedule 13G, filed July 10, 2015. Amount indicated includes 80,000 shares of Common Stock issuable upon conversion of 80,000 shares of Series A Preferred and 120,000 shares of Common Stock issuable upon the exercise of warrants held by the shareholder.  The mailing address of this shareholder is c/o Seaspine Holdings Corporation, 2302 La Mirada Drive, Vista, CA 92081.

(4)
Based on information provided in Schedule 13G filed on July 10, 2015. Amount indicated includes 80,000 shares of Common Stock issuable upon conversion of Series A Preferred stock and 120,000 shares of Common Stock issuable upon the exercise of warrants held by these shareholders as joint tenants. The mailing address of these shareholders is 311 C, Enterprise Drive, Plainsboro, NJ 08536.

(5)	Includes 140,000 shares owned by a family trust.

Security Ownership of Management and Directors

Name of Beneficial Owner	Number of Shares		Percent of Class
Directors, Executive Officers
And Director Nominees
Kelvyn H. Cullimore, Jr. (CEO/Director)	203,258	(1)	7.7%
Larry K. Beardall (Exec. VP/Director)	80,118	(2)	3.0%
Howard L. Edwards (retiring Director)	26,071	(3)	1.0%
R. Scott Ward (Director)	1,092		*
Erin S. Enright (Director)	2,200,000	(4)	55.5%
David B. Holtz (Director)	-	(5)	*
Brian M. Larkin (Director)	100,000	(6)	3.7%
Richard J. Linder (retiring Director)	-		*
Scott A. Klosterman (Director Nominee)	-		*

Other Executive Officers
Douglas G. Sampson (VP of Operations)	5,000	(7)	*
Robert J. “Bob” Cardon (VP of Administration)	35,700	(8)	1.3%
Terry M. Atkinson (CFO)	2,000		*
Bryan D. Alsop (VP of Information	5,000	(9)	*
Technology)
All executive officers and
directors as a group (11 persons)	2,658,239		65.4%

*Represents less than one percent of the issued and outstanding shares of Common Stock as of the Table Date.

(1)
Includes 115,258 shares owned directly, 72,000 shares of restricted Common Stock that vest upon retirement, change of control or death, 10,000 shares owned by Mr. Cullimore’s wife, and options for the purchase of 6,000 shares.

(2)	Includes 43,118 shares owned directly, 32,000 shares of restricted Common Stock that vest upon retirement, change of control or death, and options for the purchase of 5,000 shares.

(3)	Includes 21,271 shares owned directly and options for the purchase of 4,800 shares.

(4)
Amount indicated includes 880,000 shares of Common Stock issuable upon conversion of Series A Preferred Stock owned of record by Mr. Essig, and 1,320,000 shares of Common Stock issuable upon exercise of warrants held by Mr. Essig. Mr. Essig is the husband of Erin S. Enright.   Mr. Essig has sole voting and dispositive power of all shares; neither Ms. Enright nor Prettybrook Partners, LLC has shared voting or dispositive power over these shares.

(5)	Mr. Holtz is an executive officer of Provco, LLC, the general partner of Provco Ventures I LP. The sole member of Provco, LLC is Richard E. Caruso, Ph.D.

(6)
Amount indicated includes 40,000 shares of Common Stock issuable upon conversion of 40,000 shares of Series A Preferred and 60,000 shares of Common Stock issuable upon the exercise of warrants held by Mr. Larkin.

(7)	Includes options for the purchase of 5,000 shares.

(8)
Includes 8,700 shares owned directly, 10,000 shares of Common Stock issuable upon conversion of Series A Preferred Stock, 15,000 shares of Common Stock issuable upon exercise of warrants and options for the purchase of 2,000 shares.

(9)	Includes options for the purchase of 5,000 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors and greater than ten percent shareholders also are required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on review of the copies of the Forms 3, 4 and 5 (and amendments thereto) furnished to us during and with respect to the fiscal year ended June 30, 2015, we believe that during the fiscal year ended June 30, 2015 all Section 16(a) filings applicable to these Reporting Persons were timely filed.

Equity Compensation Plans

As of June 30, 2015, we had equity awards outstanding under the two plans: the 2005 Dynatronics Equity Incentive Award Plan (“2005 Plan”) and the 2015 Dynatronics Equity Incentive Award Plan (“2015 Plan”).  The 2015 Plan was approved by our shareholders on June 29, 2015.  Outstanding awards under these plans expire (if not exercised) on the expiration date indicated in the respective awards, or, if no expiration date is indicated in such award, on the tenth anniversary of the grant date of the award.  Nonqualified and incentive stock options and other awards have been granted to our employees, officers, directors and consultants under this plan.  The Compensation Committee administers these plans.

As of June 30, 2015, options for the purchase of 90,520 shares of Common Stock were exercisable and a total of 91,152 shares are subject to options outstanding under the 2005 Plan.  No additional awards will be made under the 2005 Plan.  Also as of June 30, 2015, a total of 500,000 shares were available for issuance through options or awards yet to be granted under the 2015 Plan.  The following table sets forth information as of June 30, 2015 about our stock option plans and our non-plan options under which our equity securities are authorized for issuance.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	195,152	$2.37	500,000
Equity compensation plans not approved by security holders	-	-	-
Total	195,152		500,000

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Compensation Committee Report

The following report of the Compensation Committee shall not be deemed to be “soliciting material” or to otherwise be considered “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act except to the extent that the Company specifically incorporates it by reference into such filing.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement for the annual meeting.

Respectfully submitted,
June 30, 2015

Richard J. Linder, Chairman
Erin S. Enright
R. Scott Ward

Compensation Discussion and Analysis

The Compensation Committee oversees our executive compensation program and reviews all compensation decisions relating to our Named Executive Officers.  The following Compensation Discussion and Analysis describes the material elements of the compensation and benefit programs for our Named Executive Officers.  The Compensation Committee evaluates both performance and compensation to ensure that we are able to attract and retain the best possible employees in key positions and that the compensation provided to key employees remains competitive.

Compensation Program Objectives

Executive compensation is determined by several factors.  The following are the main objectives of our executive compensation program as determined by the Compensation Committee:

•	Retention of qualified officers.

•
Providing overall corporate direction for the officers and also to provide direction that is specific to officer’s respective areas of authority.  The level of compensation amongst the officer group, in relation to one another, is also considered in order to maintain a high level of satisfaction within the leadership group. We consider the relationship that the officers maintain to be one of the most important elements of the leadership group.

•	Providing a performance incentive for the officers.

The compensation program is designed to reward the officers in the following areas:

•	Achievement of specific goals

•	Creativity in the form of innovative ideas and analysis for new programs and projects

•	New program implementation

•	Attainment of company goals, budgets, and objectives

•	Results-oriented determination and organization

•	Positive and supportive direction for company personnel

The Compensation Committee determines the portion of compensation allocated to each element for each individual executive officer.  The discussions of compensation practices and policies are of historical practices and policies.  Our Board of Directors and the Compensation Committee expect to continue these policies and practices, but will reevaluate the practices and policies as they consider advisable.

The principal elements of our executive compensation program include:

•	Base salary

•	Performance bonus

•	Stock options and stock awards

•	Employee benefits in the form of:

o	health and dental insurance

o	life insurance

•	Other benefits including use of Company automobile and cell phone

Base salary

Base salary is intended to provide competitive compensation for job performance and to attract and retain qualified executive officers.  The base salary level is determined by considering several factors inherent in the market place such as: the size of the company; the prevailing salary levels for the particular office or position; prevailing salary levels in a given geographic locale; and the qualifications and experience of the executive officer. In determining the salary of the executive officers, the Compensation Committee considered the comparable salary levels provided by various published executive compensation survey reports for the medical device industry.

Performance bonus

Bonuses are based on company performance.  A percentage formula based on our pre-tax profit is used in determining the performance bonus for the executive officers.

Stock options and stock awards

Stock ownership is provided to enable executive officers to participate in our success.  The direct or potential ownership of stock is expected to provide the incentive to expand the involvement of the executive officer to include, and therefore be mindful of, the perspective of our shareholders.

Employee benefits

Employee benefits for the executive officers are selected to provide security.  Most notably, insurance coverage for health, life, and disability are intended to provide a level of protection that will enable the executive officers to function without having the distraction of having to manage undue risk.  The health insurance also provides access to preventative medical care which will help the executive officers function at a high energy level, manage job related stress, and contribute to the overall well being of the executive officers, all of which contribute to an enhanced job performance.

Other benefits

Other employee benefits such as cell phones and automobile usage are directly related to job functions and contain a personal use element which is considered to be a goodwill gesture that contributes to enhanced job performance.

As discussed above, the Compensation Committee determines the portion of compensation allocated to each element for each individual executive officer.  As a general rule, base salary is competitively based while giving consideration to employee retention, qualifications, performance, and general market conditions.  Typically, stock options are based on the current market value of the underlying common shares and how that will contribute to the overall compensation of the executive officer.  Consideration is also given to the fact that the option has the potential for an appreciated future value.  As such, this future value may in fact be the most significant factor of the option, but it is also more difficult to quantify as a benefit to the executive officer.

Accordingly, in determining our compensation program, as well as setting the compensation for each executive officer, the Compensation Committee attempts to attract the interest of the executive officer within the constraints of a compensation package that is fair and equitable to all parties involved.

Employment Agreements and Potential Payments upon Termination or Change in Control

We believe it is in our best interests to secure the services of key executives and that it is appropriate to provide these executives with protection should their employment with Dynatronics be terminated under certain circumstances.

Effective May 1, 2015, we entered into new written employment agreements with Larry K. Beardall, our Executive Vice President and Kelvyn H. Cullimore, Jr., our Chairman, President and CEO.  These agreements reflect substantially the same terms of, but supersede and replace agreements entered into in 2012, as subsequently amended.  The agreements were approved by the Compensation Committee.

The compensation package underlying each of these agreements includes (i) a base salary ($200,000 per year for Mr. Cullimore and $175,000 per year for Mr. Beardall), (ii) an automobile allowance,(iii) a discretionary annual bonus (as determined by the Compensation Committee), (iv) restricted stock awards and/or stock options granted under our equity compensation plans, as amended and restated, and (v) other welfare and employee benefits that are standard in such agreements, including, by way of example, life and disability insurance, health insurance, and paid vacation.  These agreements also contain a provision granting the executives a single cash lump-sum payment ($500,000 for Mr. Cullimore and $400,000 for Mr. Beardall) within 30 days following an event of a change in control occurring after the effective date of the agreements (May 1, 2015). As defined in these employment contracts, a “change of control” is defined as follows:

(a)      any person or group of persons together with its affiliates, but excluding (i) the Company or any of its subsidiaries, (ii) any employee benefit plans of the Company or (iii) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes, directly or indirectly, the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities (not including in the securities beneficially owned by such person any securities acquired directly from the Company);

(b)      the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on May 1, 2015, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended;

(c)      the consummation of a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation or entity regardless of which entity is the survivor, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company, such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; or

(d)      the shareholders of the Company approve a plan of complete liquidation or winding-up of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

Notwithstanding the foregoing, for purposes of these agreements, a “Change of Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of the Common Stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions, and a “Change of Control” shall not occur for purposes of this Agreement as a result of any primary or secondary offering of Company Common Stock to the general public through a registration statement filed with the SEC.

In addition, notwithstanding the foregoing, to the extent that any payment under the agreements is payable solely upon or following the occurrence of a Change of Control and such payment is treated as “deferred compensation” for purposes of §409A of the Code, no event that would not qualify as a “change in the ownership of the Company,” a “change in the effective control of the Company,” or a “change in the ownership of a substantial portion of the assets of the Company” as such terms are defined in §1.409A-3(i)(5) of the Treasury Regulations, shall be treated as a “Change of Control” under the agreements.

If a change of control occurs, the executive’s stock options, stock awards, warrants and other similar rights granted by us to each executive prior to termination will immediately and entirely vest and will be immediately delivered to the executive without restriction or limitation of any kind (except for normal transfer restrictions required by law).  In the event of termination prior to the expiration of the term, we are also obligated to pay the executive a separation payment equal to twelve (12) months’ salary.

Each agreement also provides that upon termination of the executive’s employment we will transfer to him title, free and clear of all encumbrances, to either (i) the Company-owned vehicle used by the executive at the time of termination, or (ii) a vehicle of substantially similar market value.

These employment agreements terminate upon the executive’s death or disability or termination of their employment for cause.  The employment contracts also contain covenants against competition by each executive during the term of his employment and for eighteen months after the termination of his employment for any reason.

401(k) Plan

Dynatronics has adopted a 401(k) plan.  Employees who are 20 years of age or older and have completed at least six months of service with us are eligible to participate in the 401(k) plan.

Eligible employees may contribute to Dynatronics’ 401(k) retirement plan in the form of salary deferrals of up to $18,000, the maximum allowable for calendar year 2015.  Eligible employees who are over 50 years old may contribute an additional $6,000 in catchup contributions during calendar year 2015.  We match annual employee contributions at 25% of employee contributions, up to a maximum of $500 per employee per year.

Participants in the 401(k) plan are fully vested in their salary deferral contributions and vest 20% per year after two years of participation in matching contributions.  Amounts deferred by Named Executive Officers in the 401(k) plan, along with the 25% matching contributions, are included under “Other Compensation” in the Summary Compensation Table.

Section 162(m) Treatment Regarding Performance-Based Equity Awards

Under Section 162(m) of the Code, a public company is generally denied deductions for compensation paid to the chief executive officer and the next four most highly compensated executive officers to the extent the compensation for any such individual exceeds $1,000,000 for the taxable year. Our executive compensation programs are designed to preserve the deductibility of compensation payable to executive officers, although deductibility is just one among a number of factors considered in determining appropriate levels or types of compensation.

Consideration of Shareholder Advisory Votes

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), required that we include in our proxy statement last year for our 2013 Annual Meeting of Shareholders (the “2013 Annual Meeting”) a non-binding, advisory shareholder vote to approve the compensation of our Named Executive Officers.  At the 2013 Annual Meeting, our shareholders voted for approval of the compensation of our Named Executive Officers (85% of votes cast).  In addition, at the 2013 Annual Meeting, the Compensation Committee recommended, and the shareholders approved (69% of votes cast) the Company’s determination to include a shareholder advisory vote on executive compensation in its future proxy materials once every three years.  The Compensation Committee has affirmed its recommendation to the Board that this advisory vote be held once every three years and the Board has approved the committee’s recommendation. This will be the frequency of such advisory votes until the next required vote on the frequency of advisory votes on executive compensation, which will occur at the Company's Annual Meeting of shareholders in 2016, or until the Compensation Committee or Board of Directors otherwise determines a different frequency for such shareholder advisory votes.

Summary of Compensation

The following table summarizes information concerning the compensation awarded to, earned by or paid to, our Named Executive Officers who were serving in such capacities as of June 30, 2015 (note, columns (e) through (h) are omitted from this table, as no compensation of the types referred to in those columns was paid to the Named Executive Officers during the periods indicated).

Summary Compensation Table

Name and principal position	Year ended June 30,	Salary ($)	Bonus ($)	All other compensation ($) (Note 1) (i)	Total ($)
(a)	(b)	(c)	(d)	(i)	(j)

Kelvyn H. Cullimore, Jr.,	2015	$187,800	$0	$27,804	$215,604
Chairman, President/CEO	2014	$175,600	$0	$27,745	$203,345

Larry K Beardall,	2015	$162,816	$0	$26,089	$188,905
Executive Vice President	2014	$160,600	$0	$24,427	$185,027

Bryan D. Alsop	2015	$128,000	$0	$12,995	$140,995
VP Information Technology	2014	$128,000	$0	$13,389	$141,389

(1)
For each of the individuals listed in the table above, “All Other Compensation” includes but is not limited to perquisites including the dollar value of insurance premiums paid with respect to health and dental insurance, use of Company paid automobile, and cellular phone.

Outstanding Equity Awards as of Fiscal Year-End 2015

The following table summarizes the outstanding equity awards held by our Named Executive Officers as of June 30, 2015:

	Option Awards					Stock Awards
Name (a)	Number of securities underlying unexercised options (#) exercisable (b)	Number of securities underlying unexercised options (#) unexercisable (c)	Equity incentive plan awards: number of securities underlying unexercised unearned options (#) (d)	Option exercise price ($) (e)	Option expiration date (f)	Number of shares or units of stock that have not vested (#) (g)	Market value of shares or units of stock that have not vested ($) (h)	Equity incentive plan awards: number of unearned shares, units, or other rights that have not vested (#) (i)	Equity incentive plan awards: market or payout value of unearned shares, units, or other rights that have not vested ($) (j)
Kelvyn H. Cullimore, Jr. Principal Executive Officer	6,000	-	-	$7.10	11/22/15	72,000	$267,840	-	-
Larry K. Beardall	5,000	-	-	$7.10	11/22/15	32,000	$119,040	-	-

Bryan D. Alsop	5,000	-	-	$4.15	7/28/19	-	-	-	-

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review, Approval or Ratification of Transactions with Related Persons

We have adopted a policy that any transactions with directors, executive officers or entities of which they are also officers or directors or in which they have a financial interest, will only be on terms consistent with industry standards and approved by a majority of the disinterested directors of our Board of Directors.  Our bylaws provide that no such transactions by us shall be either void or voidable solely because of such relationship or interest of directors or officers or solely because such directors are present at the meeting of our Board of Directors or a committee thereof which approves such transactions, or solely because their votes are counted for such purpose if:

•
The fact of such common directorship or financial interest is disclosed or known by our Board of Directors or committee and noted in the minutes, and our Board of Directors or committee authorizes, approves or ratifies the contract or transaction in good faith by a vote for that purpose without counting the vote or votes of such interested directors; or

•
The fact of such common directorship or financial interest is disclosed to or known by the shareholders entitled to vote, and they approve or ratify the contract or transaction in good faith by a majority vote or written consent of shareholders holding a majority of the shares of Common Stock entitled to vote (the votes of the interested directors or officers shall be counted in any such vote of shareholders); or

•	The contract or transaction is fair and reasonable to us at the time it is authorized or approved.

In addition, interested directors may be counted in determining the presence of a quorum at a meeting of our Board of Directors or a committee thereof that approves such transactions. If there are no disinterested directors, we shall obtain a majority vote of the shareholders approving the transaction.

Certain Transactions with Related Parties

During fiscal year 2015, the office and warehouse spaces in Detroit, Michigan and Hopkins, Minnesota were leased on an annual/monthly basis from employees/shareholders, or entities controlled by shareholders, who were previously principals of the dealers acquired in 2007.

The above related-party transactions are with two employees and shareholders. We believe the lease agreements were entered into on terms that represent an arms-length basis and that are similar to those that would be available to the Company in transactions with unrelated third parties. The expense associated with these related-party transactions totaled $70,800 and $69,900 for the years ended June 30, 2015 and 2014.

Except as described above and in this Proxy Statement  under executive employment contracts, during the two years ended June 30, 2015, we were not a party to any transaction in which any director, executive officer or shareholder holding more than 5% of the issued and outstanding Common Stock had a direct or indirect material interest.

REPORT OF THE AUDIT COMMITTEE

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the year ended June 30, 2015. The information contained in this report shall not be deemed “soliciting material” or otherwise considered “filed” with the SEC, and such information shall not be incorporated by reference into any future filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates such information by reference in such filing.

The Audit Committee has reviewed and discussed with Dynatronics’ management and Mantyla McReynolds LLC the audited consolidated financial statements of Dynatronics contained in Dynatronics’ Annual Report on Form 10-K for the 2015 fiscal year. The Audit Committee has also discussed with Mantyla McReynolds LLC the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees.

The Audit Committee has received and reviewed the written disclosures and the letter from Mantyla McReynolds LLC required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with Mantyla McReynolds LLC its independence from Dynatronics.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Dynatronics’ Annual Report on Form 10-K for its 2015 fiscal year for filing with the Securities and Exchange Commission.

Respectfully submitted:
THE AUDIT COMMITTEE

Howard L. Edwards, Chairman
R. Scott Ward, PhD
Richard J. Linder
Erin S. Enright

SHAREHOLDER PROPOSALS FOR 2016 ANNUAL MEETING OF SHAREHOLDERS

Requirements for Shareholder Proposals to Be Considered for Inclusion in Dynatronics’ Proxy Materials

Shareholders of Dynatronics may submit proposals on matters appropriate for shareholder action at meetings of Dynatronics’ shareholders in accordance with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in Dynatronics’ proxy materials relating to its 2016 Annual Meeting of Shareholders, all applicable requirements of Rule 14a-8 must be satisfied and such proposals must be received by Dynatronics no later than June 2, 2016. Such proposals should be delivered to Dynatronics Corporation, 7030 Park Centre Drive, Cottonwood Heights, Utah 84121, Attention: Bob Cardon, V.P. Administration, telephone (801) 568-7000.

Requirements for Shareholder Proposals to be Brought Before the Annual Meeting

Dynatronics’ bylaws provide that, except in the case of proposals made in accordance with Rule 14a-8, for shareholder nominations to the Board of Directors or other proposals to be considered at an annual meeting of shareholders, the shareholder must have given timely notice thereof in writing to the Secretary of Dynatronics not less than sixty nor more than ninety calendar days prior to the anniversary of the date on which Dynatronics first mailed its proxy materials for its immediately preceding annual meeting of shareholders (as specified in Dynatronics’ proxy materials for its immediately preceding annual meeting of shareholders). To be timely for the 2016 Annual Meeting of Shareholders, a shareholder’s notice must be delivered or mailed to and received by Dynatronics’ Secretary at the principal executive offices of Dynatronics between July 2, 2016 and August 1, 2016. However, in the event that the annual meeting is called for a date that is not within thirty calendar days of the anniversary of the date on which the immediately preceding annual meeting of shareholders was called, to be timely, notice by the shareholder must be so received not later than the close of business on the tenth calendar day following the date on which public announcement of the date of the annual meeting is first made. In no event will the public announcement of an adjournment of an annual meeting of shareholders commence a new time period for the giving of a shareholder’s notice as provided above. A shareholder’s notice to Dynatronics’ Secretary must set forth the information required by Dynatronics’ bylaws with respect to each matter the shareholder proposes to bring before the annual meeting.

In addition, the proxy solicited by the Board of Directors for the 2016 Annual Meeting of Shareholders will confer discretionary authority to vote on (i) any proposal presented by a shareholder at that meeting for which Dynatronics has not been provided with notice on or prior to August 1, 2016 and (ii) any proposal made in accordance with the bylaw provisions, if the 2016 proxy statement briefly describes the matter and how management’s proxy holders intend to vote on it, if the shareholder does not comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act.

PROXY SOLICITATION AND COSTS

Dynatronics will bear the entire cost of this solicitation of proxies, including the preparation, assembly, printing, and mailing of the Notice of Internet Availability of Proxy Materials, this Proxy Statement, the proxy and any additional solicitation material that Dynatronics may provide to shareholders. Copies of solicitation material will be provided to brokerage firms, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners. This solicitation is being made by mail and through the Internet, but also may be made by telephone or in person. Proxies may also be solicited on behalf of the Board by directors, officers or employees of Dynatronics by telephone or in person, or by email or through the Internet. Further, the original solicitation of proxies by mail may be supplemented by solicitation by telephone and other means by directors, officers and employees of Dynatronics. No additional compensation will be paid to these individuals for any such services.

SHAREHOLDERS SHARING THE SAME ADDRESS

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple shareholders who reside at the same address may receive a single copy of our annual report and proxy materials, including the Notice of Internet Availability of Proxy Materials, unless the affected shareholder has provided contrary instructions. This procedure reduces printing costs and postage fees.

Once again this year, a number of brokers with account holders who beneficially own our Common Stock will be “householding” our annual report and proxy materials, including the Notice of Internet Availability of Proxy Materials. A single Notice of Internet Availability of Proxy Materials and, if applicable, a single set of annual report and other proxy materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Shareholders with shares held in street name may revoke their consent at any time by contacting Broadridge Financial Solutions, either by calling toll-free (800) 542-1061, or by writing to Broadridge Financial Solutions, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717.

Upon written or oral request, Dynatronics will promptly deliver a separate copy of the Notice of Internet Availability of Proxy Materials and, if applicable, a separate set of the annual report and other proxy materials to any beneficial owner at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice of Internet Availability of Proxy Materials and, if applicable, a separate set of the annual report and other proxy materials, you may write or call Dynatronics’ Investor Relations Department at Dynatronics Corporation, 7030 Park Centre Drive, Cottonwood Heights, Utah 84121, Attention: Bob Cardon, V.P. Administration, telephone (801) 568-7000.

Shareholders who share the same address and currently receive multiple copies of our Notice of Internet Availability of Proxy Materials or annual report and other proxy materials, who wish to receive only one set in the future, can contact their bank, broker or other holder of record to request information about householding.

ANNUAL REPORT ON FORM 10-K

WE WILL PROVIDE, WITHOUT CHARGE, TO EACH SHAREHOLDER TO WHOM THIS PROXY STATEMENT IS DELIVERED, UPON WRITTEN OR ORAL REQUEST, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 2015, INCLUDING THE FINANCIAL STATEMENTS, AS FILED WITH THE SEC.  THE REQUESTED DOCUMENT WILL BE SENT BY FIRST CLASS MAIL OR OTHER EQUALLY PROMPT MEANS.  WRITTEN OR ORAL REQUESTS FOR SUCH INFORMATION SHOULD BE DIRECTED TO MR. BOB CARDON, VICE PRESIDENT OF ADMINISTRATION, DYNATRONICS CORPORATION, 7030 PARK CENTRE DRIVE, COTTONWOOD HEIGHTS, UTAH 84121.

OTHER BUSINESS

We know of no other matters that will be presented at the annual meeting.  If, however, any further business should properly come before the annual meeting, the persons named as proxies in the accompanying form will vote on such business in accordance with their best judgment.

DYNATRONICS CORPORATION
By order of the Board of Directors

/s/ Bob Cardon
Bob Cardon
Vice President of Administration, Secretary, Treasurer